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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2002

                                   ----------

                                  AVIALL, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                      1-12380                  65-0433083
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
        incorporation)                                       Identification No.)

     2750 REGENT BOULEVARD                                          75261
      DFW AIRPORT, TEXAS                                          (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 15, 2002, Aviall, Inc. issued a press release in which it reaffirmed its earnings guidance for the year ending December 31, 2002 and responded to recent developments affecting the airline industry. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.


                                      *****

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AVIALL, INC.


                                        By:      /s/ Jeffrey J. Murphy
                                                 -------------------------------
                                        Name:    Jeffrey J. Murphy
                                        Title:   Senior Vice President, Law &
                                                 Human Resources, Secretary and
                                                 General Counsel

Date:  August 15, 2002


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1           Press Release, dated August 15, 2002